Q1'16 Earnings Results

May 5, 2016

Higher One
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Forward-Looking Statements

This presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Management's projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied. Forward-looking statements may be identified by the use of words such as "expect," "anticipate," "believe," "estimate," "potential," "should" or similar words intended to identify information that is not historical in nature. Forward-looking statements contained herein include, among others, statements concerning bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties. There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements speak only as of the date they are made, and Higher One does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. For further information regarding the risks associated with Higher One's business, please refer to Higher One's filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Higher One
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2016 Q1 Financial Highlights

Gross Revenue	$55.6 million compared to $61.5 million in the prior year
Non-GAAP Adjusted EPS (from continuing operations)	$0.13 compared to $0.18 in the prior year



In thousands
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Payments Revenue
Disbursements Revenue
68%
64%
58%
32%
36%
42%
Q1 2014
Q1 2015
Q1 2016

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Revenue Sources

Transactions

- SmartPay fees
- Full-Service Payment Plan enrollment fees
- International payments

Recurring Subscriptions

- eBill
- ePayment
- Cashiering
- Tuition Payment Plans
- eMarket

- Revenue $23.4 million
- Increase of 5% YoY
- SmartPay Transaction revenue up 14% YoY

New Clients	9 signed deals	~$370k in annual subscription revenue
Existing Clients	40 clients added new modules	

Strategic Matters

- Closing of the Disbursements divestiture
- Strategic review of the company continues

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Revenue

In millions


$63.2
$42.0
$8.8
$33.2
$56.1
$53.1
$61.5
$41.4
$52.0
$21.9
$30.1
$49.4
$24.4
$25.0
$55.6
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16

	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16
Y/Y Revenue Change	15%	12%	4%	0%	-3%	-2%	-7%	-7%	-10%
Y/Y Organic Change*	11%	12%	4%	0%	-3%	-2%	-7%	-7%	-10%
Gross Profit Margin	57.0%	37.7%	50.5%	53.0%	54.9%	49.3%	9.3%	6.0%	53.3%
Gross profit margin excluding allowance for restitution		50.7%					47.4%	52.4%	

**Calculation of organic revenue growth is included in the appendix of this presentation*

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Gross Revenue by Line of Business

In millions

- **Payments** – growth from higher transaction volume; revenue up 5%

- **Disbursements** – decrease due to lower amounts deposited into and spent from OneAccounts; gross revenue down 18%



Q1 2015
Q1 2016
$22.3
$23.4
$39.2
$32.1
Payments
Disbursements

Gross Revenue Composition by Line of Business

	Payments	Disbursements
Q1 2015	36.3%	63.7%
Q1 2016	42.1%	57.9%

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Gross Margin by Line of Business

In millions

- **Payments** – continues to be driven by higher SmartPay payment processing volume, which increased merchant expense costs

- **Disbursements** – gross margin dollars impacted by revenue reduction; cost of revenue decreases based on volume reductions and favorable experience in operational losses


Q1 2015
Q1 2016
$11.3
$12.1
$22.5
$17.5
Payments
Disbursements

Gross Margin Percentages by Line of Business

	Payments	Disbursements
Q1 2015	50.6%	57.3%
Q1 2016	51.6%	54.5%

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Operating Expenses

In millions

G&A


$17.5
$17.3
Q1'15
Q1'16

% of gross revenue

28.1% 31.2%

- Year over year decreases personnel costs and professional fees

Product Development


$1.4
$1.8
Q1'15
Q1'16

2.3% 3.2%

- Year over year increase as a result of continued investment in product development efforts on CASHNet platform.
- Sequential quarter expense up 4% from Q4 2015

Sales & Marketing


$3.3
$2.8
Q1'15
Q1'16

5.7% 5.0%

- Decrease in discretionary marketing spend and personnel costs

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Adjusted EBITDA from Continuing Operations by Line of Business

Consolidated Adjusted EBITDA from Continuing Operations of $14.9 million in Q1 2016, compared to $18.1 million in Q1 2015*



In millions
Q1 2015
Q1 2016
$6.0
$6.7
$12.1
$8.2
Payments
Disbursements

	Adjusted EBITDA Margin	
	Payments	Disbursements
Q1 2015	27.1%	30.8%
Q1 2016	28.8%	25.5%

**Calculation of Adjusted EBITDA from continuing operations is included in the appendix of this presentation*

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Non-GAAP Adjusted Diluted EPS from Continuing Operations*

In $


$0.18
$0.13
Q1'15
Q1'16

Calculation of Adj. EPS from Continuing Operations is included in the appendix of this presentation

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Capital and Liquidity

Cash Balance/Flows

In millions



FCF
$26.9
$9.0
$0.9
$35.0
Q1'16 Beginning Cash and Cash Equivalents
Operating Cash Flow
CapEx
Q1'16 Ending Cash and Cash Equivalents

Liquidity Matters

- Generated $9 million of operating cash flows in the quarter
- $29 million outstanding on line of credit as of March 31, 2016, with total capacity of $64.5 million
- Trailing twelve month EBITDA for debt covenant calculation is $38.9 million; requirement of at least $25 million
- Leverage ratio at 0.7x at March 31, 2016

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Financial Terms of the Disbursements Divestiture

- Total cash consideration of $37 million, payable in three installments:
  - $17 million at closing
  - $10 million on the first anniversary date of closing
  - $10 million on the second anniversary date of closing

- Higher One to also receive $5 million for transition services

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Q & A

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Appendix

Calculation of Organic Gross Revenue*

	Three Months Ended			
	March 31, 2014	June 30, 2014	Sept 30, 2014	Dec 31, 2014
Revenue change	15%	-11%	4%	0%
Impact of allowance for customer restitution	–	22%	–	–
Revenue (before allowance for customer restitution) change	15%	11%	4%	0%
Acquisition impact	-4%	–	–	–
Organic revenue change	11%	11%	4%	0%

	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31 2016
Revenue change	-3%	24%	-46%	-53%	-10%
Impact of allowance for customer restitution	–	-22%	39%	46%	0%
Revenue (before allowance for customer restitution) change	-3%	2%	-7%	-7%	-10%

**Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 12 months of a given quarter's end*

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Calculation of Free Cash Flow

(in thousands)	Three Months Ended March 31, 2014	June 30, 2014	Sept 30, 2014	Dec 31, 2014
GAAP Operating Cash Flow	$ (1,410)	$ 9,633	$ 12,680	$ 9,307
Purchases of Fixed Assets and Internal Use Software	(2,422)	(2,666)	(1,943)	(1,751)
Building Related Incentives	3,468	-	-	-
Free Cash Flow	$ (364)	$ 6,967	$ 10,737	$ 7,556

	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
GAAP Operating Cash Flow	$ 16,169	$ 3,491	$ 13,275	$ (51,549)	$ 9,033
Purchases of Fixed Assets and Internal Use Software	(1,983)	(1,927)	(2,260)	(989)	(885)
Free Cash Flow	$ 14,186	$ 1,564	$ 11,015	$ (52,538)	$ 8,148

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Calculation of Adjusted EBITDA from Continuing Operations

	Three Months Ended	
	March 31,	March 31,
(in thousands)	2015	2016
GAAP Income from Continuing Operations	$ 6,166	$ 3,769
Interest income	(20)	(20)
Interest expense	1,144	603
Income tax expense	4,335	3,053
Depreciation and amortization	4,457	4,573
EBITDA	16,082	11,978
Stock-based compensation expense	2,028	2,284
Costs associated with planned disposition of Disbursements	-	421
Legal settlements, net	-	242
Adjusted EBITDA from Continuing Operations	$ 18,110	$ 14,925
Gross Revenues	$ 61,508	$ 55,551
Income from Continuing Operations Margin	10.0%	6.8%
Adjusted EBITDA from Continuing Operations Margin	29.4%	26.9%

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Calculation of Adjusted Diluted EPS from Continuing Operations

(in thousands)	Three Months Ended March 31, 2015	Three Months Ended March 31, 2016
GAAP Income from Continuing Operations	$ 6,166	$ 3,769
Stock-based compensation expense - non-qualified stock option grants and restricted and cash-settled stock units	1,795	2,148
Costs associated with planned disposition of Disbursements	-	421
Legal settlements, net	-	242
Amortization of acquisition related intangible assets	1,270	1,270
Amortization of finance costs	659	270
Total pre-tax adjustments	3,724	4,351
Tax rate	38.5%	38.5%
Tax adjustment	1,434	1,675
Stock-based compensation expense - incentive stock options	233	135
	233	135
Adjusted net income	$ 8,689	$ 6,580
Diluted weighted average shares outstanding (non-GAAP)	47,821	49,145
Diluted EPS from continuing operations	$ 0.13	$ 0.08
Adjusted Diluted EPS from continuing operations	$ 0.18	$ 0.13
Gross Revenues	$ 61,508	$ 55,551
Income from Continuing Operations Margin	10.0%	6.8%
Adjusted Net Income from Continuing Operations Margin	14.1%	11.8%

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Line of Business Metrics

(in thousands)	Payments		Disbursements	
	Q1 2015	Q1 2016	Q1 2015	Q1 2016
Gross Revenue	$22,297	$23,406	$39,211	$ 32,145
Gross Margin	11,278	12,089	22,483	17,531
Adjusted EBITDA	6,041	6,738	12,069	8,187
Income from Continuing Operations	3,021	3,495	8,527	3,833

Higher One
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